Exhibit 3.17

FORM B C A-47

BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY

THE INSTRUCTIONS ON THE BACK THEREOF.

(THESE ARTICLES MUST BE FILED IN DUPLICATE)

STATE OF ILLINOIS,		} } }	ss.	PAID OCT 21 1977 ALAN J. DIXON		(Do note write in this space)
						Date Paid	10-20-77
Jackson	COUNTY					Initial License Fee		$.75
TO ALAN J. DIXON, Secretary of State						Franchise Tax		$18.75
						Filing Fee		$75.00
						Clerk	/s/ [ILLEGIBLE]	$94.50
The undersigned,				Secretary of State		6773 17

Name				Number	Street	Address City		State

John O.Anderson				1212 Hill		Carbondale		IL

Richard David Brecht				Rural Route #5		Carbondale		IL

Kathleen B. Fralish				205 Orchard Drive		Carbondale		IL

being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under “The Business Corporation Act” of the State of Illinois, do hereby adopt the following Articles of Incorporation:

ARTICLE ONE

The name of the corporation hereby incorporated is: Center for Comprehensive Services, Inc.

ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 205 Orchard Drive
Street, in the City of Carbondale (62901) (Zip Code) County of Jackson and
the name of its initial Registered Agent at said address is: Kathleen B. Fralish

ARTICLE THREE

The duration of the corporation is: Perpetual

ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

To establish and maintain a program of comprehensive, interdisciplinary and intensive treatment (within and outside a resident facility) for persons who have suffered severe impairment as a result of accident, disease or a variety of developmental disabilities.

To engage in any other trade or business which can, in the opinion of the Board of Directors of the corporation, be advantageously carried on in connection with or auxiliary to the foregoing business.

To acquire, own, use, convey and otherwise dispose of and deal in real estate or any interest therein.

To enter into any lawful arrangement for sharing profits and losses in any transaction or transactions, and to promote and organize the corporation.

To do all such other things as are incidental to the foregoing or necessary or desirable in order to accomplish the foregoing, and to possess all general powers as presently specified by the Illinois Business Corporation Act or any amendments thereto.

ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 300, divided into One classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Class	Series (If any)	Number of Shares	Par value per share or statement that shares are without par value
Common		300	No Par Value

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

No preferences, qualifications, limitations, restrictions or special rights, other than those provided by law, shall exist in respect to any of the shares of the corporation or any of the holders thereof.

ARTICLE SIX

The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

Class of shares	Number of shares	Total consideration to be received therefor:

Common	150	$1,500
		$

[SEAL]

ARTICLE SEVEN

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is: Three (3)

ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $

PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $                   .

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $

PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $

NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

/s/ JOHN O. ANDERSON	} } } } } } } }	Incorporators
JOHN O. ANDERSON
/s/ RICHARD DAVID BRECHT
RICHARD DAVID BRECHT
/s/ KATHLEEN B. FRALISH
KATHLEEN B. FRALISH

NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS	}	ss.
Jackson County

I, Melinda R. Koeninger, A Notary Public, do hereby certify that on the 18th day of Oct 1977 John O. Anderson, Richard David Brecht, and Kathleen B. Fralish personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

[SEAL]	/s/ Melinda R. Koeninger
Notary Public

FORM B C A-47

ARTICLES OF INCORPORATION

CENTER FOR

COMPREHENSIVE SERVICES, INC.

The following fees are required to be paid at the time of issuing Certificate of Incorporation: Filing fee $75.00; Initial license fee of a 50¢ per $1,000.00 or 1/20th of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six); Initial franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is $25.00 and varies monthly on $25,000, or less, as follows: January, $37.50; February $35.42; March, $33.33; April, $31.25; May, $29.17; June, $27.08; July, $25.00; August, $22.92; September, $20.80; October, $18.75; November, $16.67; December, $14.58; (See Sec.133 BCA).

In excess of $25,000, the franchise tax per $1,000.00 is as follows: Jan., $1.50; Feb., 1,4167; March, 1.3334; April, 1.25; May, 1.1667; June, 1.0834; July, 1.00; Aug., .9167; Sept., .8334; Oct., .75; Nov., .6667; Dec., .5834.

All shares issued in excess of the amount mentioned in article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed $500.00.

The same fees are required for a subsequent issue of shares except the filing fee is $1.00 instead of $75.00.

FILED

OCT 20 1997

[SEAL]

FORM  BCA-55

(Do not write in this space)
Date Paid	5-16-80
License Fee	$
Franchise Tax	$
Filing Fee		$25.00
Clerk	/s/ [ILLEGIBLE]
(File in Duplicate)

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

CENTER FOR COMPREHENSIVE SERVICES, INC.

(Exact Corporate Name)

To MICHAEL J. HOWLETT

Secretary of State

Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST: The name of the corporation is:

CENTER FOR COMPREHENSIVE SERVICES, INC.

ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

The sale or transfer of all shares of stock are restricted and upon the disposal of any shares currently outstanding or to become outstanding in the future, the corporation and other shareholders must be given an option to purchase the stock at a purchase price determined by a shareholders agreement on file with the corporation records.

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 150; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

Class	Number of Shares

Common	150

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 100; and the number of shares voted against said amendment or amendments was 0.  The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

Class	Number of Shares Voted
	For	Against

(Disregard these items unless the amendment restates the articles of incorporation.)

Item 1. On the date of the adoption of this amendment, restating the articles of incorporation, the corporation had             shares issued, itemized as follows:

Class	Series (If Any)	Number of Shares	Par value per share or statement that shares are without par value

N/A

Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $             and a paid-in surplus of $                 or a total of $              .

N/A

(Disregard this Article where this amendment contains no such provisions.)

ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows: The sale or transfer of all shares of stock are restricted and upon the disposal of any shares currently outstanding or to become outstanding in the future, the corporation and other shareholders must be given an option to purchase the stock at a purchase price determined by a shareholders agreement on file with the corporation records.

(Disregard this Paragraph where amendment does not affect stated capital of paid-in surplus.)

ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

N/A

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)

Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:

	Before Amendment	After Amendment

Stated capital	$	$

Paid-in surplus	$	$

N/A

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Corporate President, and its corporate seal to be hereto affixed, attested by its Corporate Secretary, this 12th day of May, 1980.

[SEAL]			CENTER FOR COMPREHENSIVE SERVICES,		INC.
(Exact Corporate Name)

ATTEST			By	/s/ John Anderson
				Its	President
/s/ Kathleen Fralish
Its	Secretary

STATE OF Illinois		}	ss.
COUNTY OF Jackson		}

I, Melinda Dillon, a Notary Public, do hereby certify that on the 12th day May 1980, Dr.  John Anderson personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

[SEAL]	/s/ Melinda Dillon
Notary Public

Form BCA-55

Box	File

ARTICLES OF AMENDMENT

to the

ARTICLES OF INCORPORATION

of

FILED

MAY 16 1980

SECRETARY OF STATE

FILE IN DUPLICATE

Filing Fee $25.00

Filing Fee for Re-Stated Articles $100.00

Form BCA-11.25	ARTICLES OF MERGER
(Rev. Jan. 1991)	CONSOLIDATION OR EXCHANGE		File # 5128-716-9

George H. Ryan	FILED		SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services		PAID	This space for use by
Springfield, IL 62756			Secretary of State
Telephone (217) 782-6961
	FEB 22 1995		Date 2-22-95
DO NOT SEND CASH!
Remit payment in check or money order,		MAR 09 1995	Filing Fee $100
payable to “Secretary of State.”	GEORGE H. RYAN
Filing Fee is $100, but if merger or	SECRETARY OF STATE		Approved: /s/ [ILLEGIBLE]
consolidation of more than 2 corporations,
$50 for each additional corporation.

merge
1.	Names of the corporations proposing to	consolidate	, and the state or country of their incorporation:
exchange shares

State or Country
Name of Corporation		Of Incorporation	Corporation File No.

Center for Comprehensive Services, Inc.		Illinois	D 5128-716-9
Center for Comprehensive Adolescent Services, Inc.		Illinois	D 5594-893-3

2.	The laws of the state or country which each corporation is incorporated permit such merger, consolidation or exchange.

Article 11 of Act 5 of the Business Corporation Act of 1983.

surviving
3.	(a)	Name of the	new	corporation:	Center for Comprehensive Services, Inc.
acquiring

(b)	it shall be governed by the laws of:	Illinois.

merger
4.	Plan of	consolidation	is as follows:	See Attached
exchange

If not sufficient space to cover this point, add one or more sheets of this size.

merger
5.	Plan of	consolidation	was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:
exchange

(The following itemsare not applicable to mergers under §11.30 —90% owned subsidiary provisions. See Article 7.)

	(Only “X” one box for each corporation)			N/A

By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the articles of incorporation voted in favor of the action taken.

(§11.20).

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with §7.10(§11.220)

By written consent of ALL the shareholders entitled to vote on the action, in accordance with §7.10 & §11.20

Name of Corporation

			☐	☐	☐

			☐	☐	☐

			☐	☐	☐

			☐	☐	☐

			☐	☐	☐

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)	N/A

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois;
a.

The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.

The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.

The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

CENTER FOR COMPREHENSIVE SERVICES, INC.
AGREEMENT OF MERGER

AGREEMENT made this 22 day of December, 1994, between Center for Comprehensive Services, Inc., an Illinois corporation, whose principal office is at 306 West Mill Street, Carbondale, Illinois (hereinafter “Parent”) and Center for Comprehensive Adolescent Services, Inc. (hereinafter “Subsidiary”), an Illinois corporation whose principal office is at 306 West Mill Street, Carbondale, Illinois, as follows:

WHEREAS, Parent is the owner of all the outstanding shares of the capital stock of Subsidiary and the directors of Parent and Subsidiary believe that it will be to the best interest of each corporation that Subsidiary be liquidated by the merger of Subsidiary into Parent.

NOW, THEREFORE, in consideration of the mutual undertakings hereinafter set forth, Parent and Subsidiary agree as follows:

1.             Subsidiary shall be merged into Parent by the transfer to Parent of all of the assets of Subsidiary, subject to all liabilities and other obligations, which liabilities and obligations Parent shall assume. Parent shall be the surviving corporation.

2.             The name of the surviving corporation shall be Center for Comprehensive Services, Inc.

3.             The number and names of the first directors and officers of the surviving corporation, who shall hold office until their successors are chosen or appointed according to the by-laws of the surviving corporation are:

Kathleen Fralish, President

Mary Kay Moore, Vice President

James Fralish, Secretary

Dan Hains, Director

Ted Reggar, Director

4.             The number of shares of the capital stock of the surviving corporation is 300 shares of common stock of no par value, of which 60 shares are issued and outstanding. Parent is the owner of all issued and outstanding Subsidiary stock.  Therefore, no additional Parent stock shall be issued in this merger.

5.             The articles of incorporation and by-laws of Parent shall be the articles of incorporation and by-laws of the surviving corporation.

6.             The capital stock of Subsidiary shall be completely canceled and that of Parent shall be unaffected by the merger.

7.             Following the adoption of this Agreement by the stockholders of Parent and of Subsidiary, the merger, transfer of assets from Subsidiary to Parent, assumption of obligations and liabilities of Subsidiary by Parent and cancellation of Subsidiary capital stock shall be effective, for accounting purposes only, at the close of business on December 31, 1994, with Articles of Merger and this Agreement, with its adoption by the stockholders of each corporation duly certified by the Secretary thereof, to be filed in the office of the Secretary of State of Illinois.

Center for Comprehensive Services, Inc.

	By:	/s/ Kathleen Fralish
President

Attest:

/s/ James S. Fralish
Secretary

Center for Comprehensive Adolescent
Services, Inc.

	By:	/s/ Mary Kay Moore
President

Attest:

/s/ Cynthia C. Davie
Secretary

7.            (Complete this item if reporting a merger under § 11.30—90% owned subsidiary provisions.)

a.                                       The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

Center for Comprehensive Adolescent Services, Inc.	500	500

b.                                      (Not applicable to 100% owned subsidaries).           N/A

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was                               , 19              .

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?             ☐   Yes    ☐  No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.            The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	December 22	, 1994	Center for Comprehensive Services, Inc.
(Exact Name of Corporation)

attested by	/s/ James S. Fralish		by	/s/ Kathleen B. Fralish
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	James Fralish, Secretary		Kathleen B. Fralish, President
	(Type or Print Name and Title)		(Type or Print Name and Title)

Center for Comprehensive
Dated	December 22	, 1994	Adolescent Services, Inc.
(Exact Name of Corporation)

attested by	/s/ Cynthia C. Davie		by	/s/ Mary Kay Moore
	(Signature of Secretary orAssistant Secretary)			(Signature of President or Vice President)

	Cynthia C. Davie, Secretary		Mary Kay Moore, President
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated		, 19
(Exact Name of Corporation)

attested by			by
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	(Type or Print Name and Title)		(Type or Print Name and Title)

Form BCA-11.25	ARTICLES OF MERGER
(Rev. Jan. 1991)	CONSOLIDATION OR EXCHANGE		File # 5128-716-9

George H. Ryan	FILED		SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services		PAID	This space for use by
Springfield, IL 62756			Secretary of State
Telephone (217) 782-6961
	FEB 22 1995		Date 2-22-95
DO NOT SEND CASH!
Remit payment in check or money		MARCH 09 1995	Filing Fee $100
order, payable to “Secretary of State.”
Filing Fee is $100, but if merger or			Approved:	/s/ [ILLEGIBLE]
consolidation of more than 2 corpora-	GEORGE H. RYAN
tions, $50 for each additional corpora-	SECRETARY OF STATE
tion.

merge
1.	Names of the corporations proposing to	consolidate	, and the state or country of their incorporation:
exchange shares

State or Country
Name of Corporation		Of Incorporation	Corporation File No.

Center for Comprehensive Services, Inc.		Illinois	D 5128-716-9
Chicago for Comprehensive Services, Inc.		Illinois	D 5629-609-3

2.	The laws of the state or country which each corporation is incorporated permit such merger, consolidation or exchange.

Article 11 of Act 5 of the Business Corporation Act of 1983.

surviving
3.	(a)	Name of the	new	corporation:	Center for Comprehensive Services, Inc.
acquiring

3.	(b)	it shall be governed by the laws of:			Illinois

merger
4.	Plan of		consolidation	is as follows:	See Atttached
exchange

If not sufficient space to cover this point, add one or more sheets of this size.

merger
5.	Plan of	consolidation	was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:
exchange

(The following itemsare not applicable to mergers under §11.30 —90% owned subsidiary provisions. See Article 7.)

	(Only “X” one box for each corporation)			N/A

By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the articles of incorporation voted in favor of the action taken.

(§11.20).

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with § 7.10 (§ 11.220)

By written consent of ALL the shareholders entitled to vote on the action, in accordance with § 7.10 & § 11.20

Name of Corporation

			☐	☐	☐

			☐	☐	☐

			☐	☐	☐

			☐	☐	☐

			☐	☐	☐

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)	N/A

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:
a.

The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.

The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.

The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.             (Complete this item if reporting a merger under §11.30—90% owned subsidiary provisions.)

a.                                       The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

Chicago Center for Comprehensive Services, Inc.	680	680

b.                                      (Not applicable to 100% owned subsidaries)                  N/A

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was                                         , 19  .

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?        ☐  Yes ☐  No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.            The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	December 22	, 1994	Center for Comprehensive Services, Inc.
(Exact Name of Corporation)

attested by	/s/ James S. Fralish		by	/s/ Kathleen B. Fralish
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	James Fralish, Secretary		Kathleen B. Fralish, President
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated	December 22	, 1994	Chicago Center for Comprehensive Services, Inc.
(Exact Name of Corporation)

attested by	/s/ Kathleen B. Fralish		by	/s/ Thomas Corpora
	(Signature of Secretary or Assistant Secretary)			(Signature of President or Vice President)

	Kathleen B. Fralish, Secretary		Thomas Corpora, President
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated		, 19
(Exact Name of Corporation)

attested by			by
	(Signature of Secretary or Assistant Secretary)		(Signature of President Or Vice President)

	(Type or Print Name and Title)		(Type or Print Name and Title)

CENTER FOR COMPREHENSIVE SERVICES, INC.
AGREEMENT OF MERGER

AGREEMENT made this 22 day of December, 1994, between Center for Comprehensive Services, Inc., an Illinois corporation, whose principal office is at 306 West Mill Street, Carbondale, Illinois (hereinafter “Parent”) and Chicago Center for Comprehensive Services, Inc. (hereinafter “Subsidiary”), an Illinois corporation whose principal office is at 306 West Mill Street, Carbondale, Illinois, as follows:

WHEREAS, Parent is the owner of all the outstanding shares of the capital stock of Subsidiary and the directors of Parent and Subsidiary believe that it will be to the best interest of each corporation that Subsidiary be liquidated by the merger of Subsidiary into Parent.

NOW, THEREFORE, in consideration of the mutual undertakings hereinafter set forth, Parent and Subsidiary agree as follows:

1.             Subsidiary shall be merged into Parent by the transfer to Parent of all of the assets of Subsidiary, subject to all liabilities and other obligations, which liabilities and obligations Parent shall assume.  Parent shall be the surviving corporation.

2.             The name of the surviving corporation shall be Center for Comprehensive Services, Inc.

3.             The number and names of the first directors and officers of the surviving corporation, who shall hold office until their successors are chosen or appointed according to the by-laws of the surviving corporation are:

Kathleen Fralish, President

Mary Kay Moore, Vice President

James Fralish, Secretary

Dan Hains, Director

Ted Reggar, Director

4.             The number of shares of the capital stock of the surviving corporation is 300 shares of common stock of no par value, of which 60 shares are issued and outstanding. Parent is the owner of all issued and outstanding Subsidiary stock.   Therefore, no additional Parent stock shall be issued in this merger.

5.             The articles of incorporation and by-laws of Parent shall be the articles of incorporation and by-laws of the surviving corporation.

6.             The capital stock of Subsidiary shall be completely canceled and that of Parent shall be unaffected by the merger.

7.             Following the adoption of this Agreement by the stockholders of Parent and of Subsidiary, the merger, transfer of assets from Subsidiary to Parent, assumption of obligations and liabilities of Subsidiary by Parent and cancellation of Subsidiary capital stock shall be effective, for accounting purposes only, at the close of business on December 31, 1994, with Articles of Merger and this Agreement, with its adoption by the stockholders of each corporation duly certified by the Secretary thereof, to be filed in the office of the Secretary of State of Illinois.

Center for Comprehensive Services, Inc.

	By:	/s/ Kathleen Fralish
President

Attest:

/s/ James S. Fralish
Secretary

Chicago Center for Comprehensive
Services, Inc.

	By:	/s/ Thomas Corpora
President

Attest:

/s/ Kathleen Fralish
Secretary

From BCA-10.30	ARTICLES OF AMENDMENT	File# 5128-716-9

(Rev. Jan. 1995)

George H. Ryan	FILED PAID
Secretary of State	JUN 12 1998	This space for use by
Department of Business Services	JUNE 10 1998	Secretary of State
Springfield, IL 62756
Telephone (217) 782-1832		Date 6/10/98

Remit payment in check or money		Franchise Tax	$
order, payable to “Secretary of State.”	GEORGE H. RYAN	Filing Fee*	$25.00
	SECRETARY OF STATE	Penalty	$
*The filing fee for articles of
amendment - $25.00		Approved	/s/ [ILLEGIBLE]

1.                                       CORPORATE NAME:         Center for Comprehensive Services, Inc.

(Note 1)

2.                                       MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on 6/1/98, 19    in the manner indicated below. (“X” one box only)

☐            By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

(Note 2)

☐            By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)

☐            By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

(Note 3)

☐            By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders.  At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

☐            By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders.  A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation.  Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Notes 4 & 5)

☒            By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders.  A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 5)

3.                                       TEXT OF AMENDMENT:

a.               When amendment effects a name change, insert the new corporate name below.  Use Page 2 for all other amendments.

Article 1: The name of the corporation is:

n/a	EXPEDITED
(NEW NAME)	JUN 10 1998
SECRETARY OF STATE

All changes other than name, include on page 2

(over)

Text of Amendment

b.                                      (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

Article Second of the Articles of Amendment filed on 5-16-80 is hereby deleted in its entirety.

Article Fifth of the Articles of Amendment filed on 5-16-80 are hereby amended as follows:  No preferences, qualification, limitations, restrictions or special rights, other than those provided by law, shall exist in respect to any shares of the corporation or any of the holders thereof.

2

4.                                       The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert “No change”)

No change

5.                                       (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

No change

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert “No change”)

No change

	Before Amendment	After Amendment

Paid-in Capital	$	$

(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.                                       The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	6/1, 1998		Center for Comprehensive Services, Inc.
(Exact Name of Corporation of date of execution)

attested by	/s/ Tom Corpora	by	/s/ Kathleen B. Fralish
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	Tom Corpora, Secretary	Kathleen B. Fralish, President
	(Type or Print Name and Title)	(Type or Print Name and Title)

7.                                       If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated	, 19

3

NOTES and INSTRUCTIONS

NOTE1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State. BEFORE any amendments herein reported.

NOTE2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected
(§10.10)

NOTE3:	Directors may adopt amendments without shareholder approval in only seven instances, as follows:
	(a)	to remove the names and addresses of directors named in the articles of incorporation:
	(b)	to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to §5.10 is also filed;
	(c)	to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
	(d)	to split the issued whole shares and unissued authorized shares by multiplying them by a whole numbers
[ILLEGIBLE] long as no class or series is adversely affected thereby:
(e)

to change the corporate name by substituting the word “corporation”, “incorporated”, “company” [ILLEGIBLE] the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name or by adding a geographical  attribution to the name;

	(f)	to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with §9.05.
	(g)	to restate the articles of incorporation as currently amended. [ILLEGIBLE]

NOTE 4	All amendments not adopted under §10.10 or §10.15 require (1) that the board of directors adopted resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders meeting (either annual or special or (2) [ILLEGIBLE] in writing without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies then also at least a 2/3 vote [ILLEGIBLE] each class is required).

The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.

[ILLEGIBLE]

NOTE 5

When shareholder approval is by consent, all shareholders must be given notice of the proposed amendments at least 5 days before the consent is signed.  If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.

[ILLEGIBLE]

4

FILE # 5128-716-9

Form BCA-5.10
NFP-105.10
(Rev. Jan. 1999)

Jesse White
Secretary of State
Department of Business Services		SUBMIT IN DUPLICATE
Springfield, IL 62756
Telephone (217) 782-3647		This space for use by
http://www.sos.state.il.us	FILED	Secretary of State
	FEB 04 2002	Date 2-4-02
STATEMENT OF		Filing Fee	$ 5
CHANGE	JESSE WHITE
OF REGISTERED AGENT	SECRETARY OF STATE	Approved:	/s/ [ILLEGIBLE]
AND/OR REGISTERED
OFFICE		Remit payment in check or money order
payable to “Secretary of State.”

	Type or print in black ink only.	PAID
See reverse side for signature(s).
FEB 04 2002

1.	CORPORATE NAME:	Centre for Comprehensive Services, Inc.			EXPEDITED

2.	STATE OR COUNTRY OF INCORPORATION:			Illinois	SECRETARY OF STATE

3.	Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

	Registered Agent	Illinois Corporation Service Company
		First Name		Middle Name	Last Name

	Registered Office	700 South Second Street
		Number	Street	Suite No. (A P.O. Box alone is not acceptable)

		Springfield		62704	Sangamon
		City		Zip Code	County

4.	Name and address of the registered agent and registered office shall be (after all changes herein reported):

	Registered Agent	C T Corporation System
		First Name		Middle Name	Last Name

	Registered Office	c/o C T Corporation System, 208 South LaSalle Street
		Number	Street	Suite No. (A P.O. Box alone is not acceptable)

		Chicago		60604	Cook
		City		ZIP CODE	County

5.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.	The above change was authorized by: (“X” one box only)
a. ☒	By resolution duty adopted by the board of directors.	(Note 5)
b. ☐	By action of the registered agent.	(Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.
7.	(If authorized by the board of directors, sign here. See Note 5)
The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	JUNE 11,	2001	Center for Comprehensive Services, Inc.
(Month & Day)	(Year)	(Exact Name of Corporation)

attested by	/s/ Elizabeth Hopper	by	/s/ Gregory Torres
(Signature of Secretary or Assistan Secretary)	(Signature of President or Vice President)

/s/ Elizabeth Hopper, Secretary	Gregory Torres, President
(Type or Print Name and Title)	(Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6)
The undersigned, under penalties of perjury, affirms that the facts stated herein are true.
C T Corporation System
Date	02-01-02	,	2001	/s/ Jeffrey R. Graves
(Month & Day)	(Year)	(Signature of Registered Agent of Record)
Jeffrey R. Graves
Assistant Secretary

NOTES

1.	The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.	The registered office must include a street or road address; a post office box number alone is not acceptable.

3.	A corporation cannot act as its own registered agent.

4.

If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5.

Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6.

The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.